UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 23, 2004
                                                 ----------------

                        Morgan Stanley ABS Capital I Inc.
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             (Exact name of registrant as specified in its charter)

Delaware                        333-104046                           13-3939229
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(State or other jurisdiction    (Commission File Number)      (I.R.S. Employer
of incorporation)                                            Identification No.)

1585 Broadway, New York, New York                                       10036
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(Address of principal executive offices)                              (Zip Code)

Registrant's telephone number, including area code (212) 296-7000
                                                   -----------------------------

                                 Not applicable
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         (Former name or former address, if changed since last report.)

ITEM 5. Other Events

            Attached as exhibits are certain Computational Materials (as defined in the no-action letter issued by the staff of the Securities and Exchange Commission (the "Commission") on May 20, 1994, regarding Kidder, Peabody Acceptance Corporation I, Kidder, Peabody & Co. and Kidder Structured Asset Corporation and as further modified by a no-action letter issued by the staff of the Commission on May 27, 1994, to the Public Securities Association) furnished to the Registrant by Morgan Stanley & Co. Incorporated (the "Underwriter") in respect of the Registrant's proposed offering of certain classes of the Morgan Stanley ABS Capital I Inc. Trust 2004-NC1, Mortgage Pass-Through Certificates, Series 2004-NC1 (such classes, the "Certificates").

            The Certificates will be offered pursuant to a Prospectus and related Prospectus Supplement (together, the "Prospectus"), which will be filed with the Commission pursuant to Rule 424 under the Securities Act of 1933, as amended (the "Act"). The Certificates will be registered pursuant to the Act under the Registrant's Registration Statement on Form S-3 (No. 333-104046) (the "Registration Statement"). The Registrant hereby incorporates the Computational Materials by reference in the Registration Statement.

            The Computational Materials were prepared solely by the Underwriter, and the Registrant did not prepare or participate in the preparation of the Computational Materials.

            Any statement or information contained in the Computational Materials shall be deemed to be modified or superseded for purposes of the Prospectus and the Registration Statement by statements or information contained in the Prospectus.

ITEM 7. Financial Statements and Exhibits

            (c) Exhibits

            Item 601(a)
            of Regulation S-K
            Exhibit No.                         Description
            -----------------                   -----------

            (99.1)                               Computational Materials
                                                 prepared by Morgan Stanley &
                                                 Co. Incorporated in connection
                                                 with certain classes of the
                                                 Morgan Stanley ABS Capital I
                                                 Inc. Trust 2004-NC1, Mortgage
                                                 Pass-Through Certificates,
                                                 Series 2004-NC1.

            (99.2)                               Computational Materials
                                                 prepared by Morgan Stanley &
                                                 Co. Incorporated in connection
                                                 with certain classes of the
                                                 Morgan Stanley ABS Capital I
                                                 Inc. Trust 2004-NC1, Mortgage
                                                 Pass-Through Certificates,
                                                 Series 2004-NC1.

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        MORGAN STANLEY ABS CAPITAL I INC.

Date: January 27, 2004

                                        By:    /s/ Valerie H. Kay
                                            ------------------------------------
                                            Name:  Valerie H. Kay
                                            Title: Vice President

                                INDEX TO EXHIBITS

                                                                  Paper (P) or
Exhibit No.             Description                               Electronic (E)
-----------             -----------                               --------------

(99.1)                  Computational Materials prepared by            (E)
                        Morgan Stanley & Co.Incorporated in
                        connection with certain classes of
                        the Morgan Stanley ABS Capital I
                        Inc. Trust 2004-NC1, Mortgage
                        Pass-Through Certificates, Series
                        2004-NC1.

(99.2)                  Computational Materials prepared by            (E)
                        Morgan Stanley & Co.Incorporated in
                        connection with certain classes of
                        the Morgan Stanley ABS Capital I
                        Inc. Trust 2004-NC1, Mortgage
                        Pass-Through Certificates, Series
                        2004-NC1.